--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 14, 2001
                                                 -----------------

                                V-ONE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21511
                                               -------

Delaware                                                  52-1953278
---------------------------------------------   -------------------------------
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)



20250 Century Boulevard - Suite 300
Germantown, Maryland                                        20874
---------------------------------------------   -------------------------------
(Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code:

                                 (301) 515-5200
                                 --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

Item 5.  OTHER EVENTS.
         ------------

        SERIES D CONVERTIBLE PREFERRED STOCK AND WARRANT OFFERING

        As of February 14, 2001, V-ONE Corporation, a Delaware corporation ("Company"), issued 3,675,000 shares of Series D Convertible Preferred Stock ("Series D Stock") and non-detachable warrants to purchase 735,000 shares of the Company's common stock ("Warrants") to certain accredited investors ("Purchasers") listed in the Series D Convertible Preferred Stock and Non-Detachable Warrant Purchase Agreement dated February 14, 2001 ("Purchase Agreement") for an aggregate offering price of $7,019,250. The securities were sold in units, each unit containing five shares of Series D Stock and a Warrant to purchase one share of common stock ("Unit") for a price of $9.55 per Unit pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The Series D Stock is immediately convertible at an initial conversion price of $1.91 per share. The Warrants are immediately exercisable at an initial exercise price of $2.29 per share and expire on February 14, 2004.

        The Company received $6,469,250 in net proceeds after payment of all fees and offering expenses. The net proceeds of the offering will be used for general working capital purposes.

        Pursuant to the Purchase Agreement, the Company has granted registration rights to each of the Purchasers whereby the Company is obligated, in certain instances, to register the resale of the shares of common stock issuable upon conversion of the Series D Stock and upon exercise of the Warrants.

        The terms of the Series D Stock were determined by the Company's Board of Directors.

        The following is a summary of the Certificate of Designations of the Series D Stock:

        DIVIDENDS. The Series D Stock bears cumulative compounding dividends at an annual rate of 10% for the first five years, 12.5% for the sixth year and 15% in and after the seventh year.

        CONVERSION RIGHTS. The holders of the Series D Stock may convert at any time, any or all of their shares of Series D Stock into fully paid and nonassessable shares of common stock. Each share of Series D Stock may be converted into a number of fully paid and nonassessable shares of common stock in accordance with the formula set forth in the Certificate of Designations.

        RANKING. The Series D Stock shall rank (i) senior to the common stock and to the Series B Convertible Preferred Stock, now or hereafter issued, as to payment of dividends; (ii) junior to the Series C Preferred Stock, now or hereafter issued, as to payment of dividends; (iii) senior to the common stock, now or hereafter issued, on a parity with the Series B Convertible Preferred Stock and junior to the Series C Preferred Stock, as to priority on distribution of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary; and (iv) on a parity with or senior or junior to the shares of any other class of preferred stock (or series of preferred stock of such class) that the Board of Directors or the stockholders may from time to time authorize (provided that such other class or series of stock is permitted by or approved pursuant to, the terms of the Series D Stock), which class (or series thereof) by its terms ranks on a parity with or senior or junior to, respectively, the shares of Series D Stock.

        VOTING RIGHTS. In addition to any other rights provided by law, and except as to matters set forth in the next paragraph, each share of Series D Stock shall have the right to that number of votes equal to the number of shares of common stock issuable upon the conversion of the Series D Stock and the holders of the Series D Stock shall vote together with the holders of the common stock as a single class.

        In addition, for so long as at least 51% of the number of shares of Series D Stock outstanding on February 14, 2001 shall remain outstanding, the affirmative vote or consent of the holders of at least 51% of the then outstanding number of shares of Series D Stock, voting separately as a class, will be required for: (i) the voluntary liquidation, dissolution or winding up of the Company, and for any transaction (or agreement providing therefor) which could be deemed to be a liquidation or winding up (except for certain permitted transactions); (ii) any issuance by the Company of securities (other than Series D Stock) which are senior to or on a parity with the Series D Stock as to dividend rights, rights upon liquidation or in any other material respect; (iii) the declaration or payment of a cash dividend on the common stock or any stock junior to the Series D Stock; and (iv) any amendment of the Company's Certificate of Incorporation or by-laws which would (a) amend or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series D Stock, (b) authorize, create or issue shares of any class of stock having preferences senior to or on a parity with the Series D Stock as to dividend rights, rights upon liquidation or in any other material respect, (c) reclassify any outstanding shares into shares having preferences senior to or on a parity with the Series D Stock as to dividend rights, rights upon liquidation or in any other material respect, or (d) adversely affect the rights of the Series D Stock.

        SINKING FUND. The shares of Series D Stock are not subject to the operation of a purchase, retirement or sinking fund.

        LIQUIDATION PREFERENCE. The holders of the Series D Stock are entitled to a liquidation preference in accordance with formula set forth in the Certificate of Designations.

        The descriptions of the Certificate of Designations found in this Form 8-K are qualified in their entirety by reference to the exhibit filed with this Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

  (c)   Exhibits.

2001.1      Certificate of Designations for Series D Convertible Preferred Stock

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 1, 2001



                                            V-ONE CORPORATION



                                            By:     /s/  John F. Nesline
                                                    ----------------------------
                                            Name:   John F. Nesline
                                            Title:  Chief Financial Officer

EXHIBIT 2001.1



                                V-ONE CORPORATION

                         CERTIFICATE OF DESIGNATIONS OF
                      SERIES D CONVERTIBLE PREFERRED STOCK

               (Pursuant to Section 151 of the General Corporation
                          Law of the State of Delaware)

                               ------------------


        V-ONE Corporation, a Delaware corporation (the "Corporation"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the "DGCL") DOES HEREBY CERTIFY:

        That  pursuant  to  authority  vested in the Board of  Directors  of the
Corporation (the "Board") by the Amended and Restated Certificate of Incorporation of the Corporation, the Board, by unanimous written consent dated February 14, 2001, adopted the following resolution:

               RESOLVED, that pursuant to authority vested in the Board by the Amended and Restated Certificate of Incorporation of the Corporation and the DGCL, the Board does hereby provide for the creation of a new series of the Preferred Stock, $.001 par value, of the Corporation (the "Series D Convertible Preferred Stock") and determines the designation and number of shares which constitute such Series D Convertible Preferred Stock and the voting rights, preferences, limitations, special rights, if any, and other provisions of such Series D Convertible Preferred Stock as set forth on EXHIBIT A hereto.

        IN WITNESS WHEREOF, V-ONE Corporation has caused this certificate to be signed by Margaret E. Grayson, its President and Chief Executive Officer, as of the 14th day of February, 2001.

                                    V-ONE CORPORATION



                                    By:    /s/  Margaret E. Grayson
                                           ------------------------------------
                                           Margaret E. Grayson
                                           President and Chief Executive Officer

                                    EXHIBIT A
                                       TO
                         CERTIFICATE OF DESIGNATIONS OF
                      SERIES D CONVERTIBLE PREFERRED STOCK

1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

        "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation.

        "Closing Bid Price" of any security on any date shall mean the closing bid price of such security on such date on the principal securities exchange or other market on which such security is listed for trading that constitutes the principal securities market for such security, as reported by such exchange or other market.

        "Common Stock" shall mean the Common Stock, $.001 par value, of the Corporation.

        "Corporation" shall mean V-ONE Corporation, a Delaware corporation.

        "Dividend Percentage" shall mean 10% prior to the fifth anniversary of the Issue Date, 12.5% commencing on the fifth anniversary and thereafter prior to the sixth anniversary of the Issue Date, and 15% commencing on the sixth anniversary of the Issue Date and thereafter.

        "Initial Purchase Price" shall mean $1.91 per share.

        "Issue Date" of a share of Series D Convertible Preferred Stock shall mean the date on which the Corporation initially issues such share, regardless of the number of times the transfer of such share shall be made on the Corporation's stock transfer records and regardless of the number of certificates which may be issued to evidence such share.

        "Junior Stock" shall mean the Common Stock or any other class or series of the Corporation's capital stock ranking junior to the Series D Convertible Preferred Stock, as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, as the case may be.

        "Liquidation Preference" shall mean, for each share of Series D Convertible Preferred Stock, the greater of (a) the Initial Purchase Price plus any unpaid accrued Preferred Dividends (as defined in Section 4.a), and (b) the dollar value per share of the Series D Convertible Preferred Stock that a holder of such stock would have been entitled to receive had such share been converted into Common Stock immediately prior to the liquidation, dissolution or winding up of the Corporation, or other event deemed to constitute a liquidation or winding up pursuant to Section 5 hereof.

         "Parity Stock" shall mean any class or series of the Corporation's capital stock having parity with and without preference or priority over the Series D Convertible Preferred Stock, as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, as the case may be, whether the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be the same as, or different from, those of the Series D Convertible Preferred Stock.

        "Qualified Offering" shall mean an underwritten public offering of the Corporation's securities registered pursuant to the Securities Act if the Common Stock is sold in the offering at a per share price in excess of $3.00 (such amount to be equitably adjusted for stock dividends, subdivisions of its outstanding shares of Common Stock, combinations of its outstanding shares of Common Stock, or other similar events) and the gross proceeds of the offering to the Corporation exceed $20.0 million.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Series  B  Convertible   Preferred  Stock"  shall  mean  the  Series  B
Convertible Preferred Stock, $.001 par value, of the Corporation, issued on or about June 11, 1999.

        "Series C Preferred Stock" shall mean the Series C Preferred Stock, $.001 par value, of the Corporation issued on or about September 9, 1999.

        "Series  D  Convertible   Preferred  Stock"  shall  mean  the  Series  D
Convertible Preferred Stock, $.001 par value, of the Corporation.

        "Warrants" shall mean those certain Warrants to purchase shares of Common Stock initially issued on or around the Issue Date by the Corporation to the holders of shares of Series D Convertible Preferred Stock.

2. DESIGNATION AND AMOUNT. The shares of the Corporation's capital stock established hereby shall be designated as "Series D Convertible Preferred Stock," and the number of shares constituting the Series D Convertible Preferred Stock shall be 3,675,000 and shall not be subject to increase.

3. RANK. The Series D Convertible Preferred Stock shall rank (i) senior to the Common Stock and to the Series B Convertible Preferred Stock, now or hereafter issued, as to payment of dividends; (ii) junior to the Series C Preferred Stock, now or hereafter issued, as to payment of dividends; (iii) senior to the Common Stock, now or hereafter issued, on a parity with the Series B Convertible Preferred Stock and junior to the Series C Preferred Stock, as to priority on distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary; and (iv) on a parity with or senior or junior to the shares of any other class of preferred stock (or series of preferred stock of such class) that the Board of Directors or the stockholders may from time to time authorize (provided that such other class or series of stock is permitted by or approved pursuant to, the terms of the Series D Convertible Preferred Stock), which class (or series thereof) by its terms ranks on a parity with or senior or junior to, respectively, the shares of Series D Convertible Preferred Stock.

4.      DIVIDENDS.

        a. Subject to the provisions of Section 7.c.ii hereof, the holder of each share of Series D Convertible Preferred Stock shall be entitled to receive dividends ("Preferred Dividends") as and when declared by the Board, at an annual rate from and after the Issue Date equal to the Dividend Percentage multiplied by the sum of the Initial Purchase Price and, as of the last day of each calendar month after the Issue Date, the accrued and unpaid Preferred Dividends (if any) on such share. The Preferred Dividends shall accrue whether or not the Corporation shall have earnings, or whether or not there shall be funds legally available for the payment of such Preferred Dividends, until such Preferred Dividends are paid. The amount of Preferred Dividends payable per share of Series D Convertible Preferred Stock for any period shorter than a full year shall be computed ratably on the basis of a 365-day year.

        b. The Preferred Dividends may be paid by the Corporation in cash or, at the Corporation's option, in shares of Common Stock, provided that the Corporation may not elect to pay a Preferred Dividend in shares of Common Stock unless: (i) it issues shares of Common Stock to all holders of Series D Convertible Preferred Stock in payment of such Preferred Dividend; (ii) the issuance of such shares of Common Stock in payment of the Preferred Dividend or the sale of such shares after issuance has been registered under the Securities Act or will be so registered prior to the payment thereof; (iii) such shares of Common Stock shall be valued, for purposes of the payment of the Preferred Dividend declared by the Board, at the average of the Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the later of (x) the payment date of such Preferred Dividend and (y) the effectiveness of such registration under the Securities Act; and (iv) the Corporation shall have received an opinion of counsel selected by the Corporation and who is reasonably acceptable to the holders of at least 51% of the outstanding shares of Series D Convertible Preferred Stock (the cost of such counsel to be borne by the Corporation) to the effect that the receipt of such shares of Common Stock in payment of the Preferred Dividend will be tax free under Section 305 of the Internal Revenue Code of 1986, as amended.

        c. So long as any of the shares of Series D Convertible Preferred Stock are outstanding, except as described in the immediately following sentence, no dividends shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made directly or indirectly by the Corporation with respect to any class or series of Parity Stock for any period unless the full amount of accrued and unpaid Preferred Dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment on the Series D Convertible Preferred Stock. When Preferred Dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all Preferred Dividends declared upon the Series D Convertible Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accrued and unpaid on the Series D Convertible Preferred Stock and accrued and unpaid on such Parity Stock.

        d. So long as any of the shares of Series D Convertible Preferred Stock are outstanding, until all Preferred Dividends are declared and paid on each share of Series D Convertible Preferred Stock, no dividends shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made directly or indirectly by the Corporation with respect to any class or series of Common Stock or on any other Junior Stock for any period, nor shall the Corporation purchase, redeem or otherwise acquire for consideration any such Common Stock or Junior Stock, unless the full amount of accrued and unpaid Preferred Dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment on the Series D Convertible Preferred Stock. If, at any time, the Corporation shall pay less than the total amount of Preferred Dividends then payable on the then outstanding Series D Convertible Preferred Stock, the aggregate payment to all holders of Series D Convertible Preferred Stock shall be distributed among all such holders so that an amount ratably in proportion to the respective Preferred Dividends due thereon shall be paid with respect to each outstanding share of Series D Convertible Preferred Stock.

        e. In addition to the rights set forth above, the holders of the Series D Convertible Preferred Stock shall be entitled to share pro rata in all dividends and other distributions (cash, stock or otherwise) when and if declared by the Board on or with respect to the Common Stock, as if the holders of Series D Convertible Preferred Stock had acquired on the Issue Date (and held at all relevant times) all of the shares of Common Stock issuable upon the exercise of the Warrants; provided, however, that subsequent to the exercise of some or all of the Warrants attached to a share of Series D Convertible Preferred Stock, such rights will decrease in direct proportion to the increase in such holder of Series D Convertible Preferred Stock's right to pro rata participation in dividends and other distributions in respect of the Common Stock as a result of such exercise.

5.      LIQUIDATION PREFERENCE.

        a. In the event of a  liquidation,  dissolution,  or  winding  up of the
Corporation, whether voluntary or involuntary, the holders of Series D Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, and the Corporation shall distribute, an amount per share of Series D Convertible Preferred Stock equal to the Liquidation Preference before any payment shall be made or any assets distributed to the holders of Junior Stock. If the assets and funds to be distributed among the holders of Series B Convertible Preferred Stock, Series C Preferred Stock and Series D Convertible Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then the entire assets and funds of the Corporation legally available for distribution shall be distributed to such holders ratably in proportion to the relative amounts to which they are entitled. A consolidation or merger of the Corporation, after which the holders of Common Stock immediately prior to the consolidation or merger do not own at least 51% of the Common Stock (or of the economic interests in the entity surviving such consolidation or merger), the sale of all or substantially all of its assets, or a recapitalization or other transaction in which "beneficial ownership" of a majority of the Common Stock (or other stock of the Corporation entitled to vote generally in the election of the Board) is obtained by any "person" or "group" (such quoted terms to have the same meanings herein as under the Securities Exchange Act of 1934, as amended) will be deemed, at the election of the holders of the majority of outstanding shares of Series D Convertible Preferred Stock, as a liquidation or winding up for purposes of this
Section 5.

        b. In addition to the rights set forth above, after full preferential payment has been made to holders of Series B Convertible Preferred Stock, Series C Preferred Stock and Series D Convertible Preferred Stock in a liquidation (or a transaction treated as a liquidation under paragraph 5.a.), the holders of Series D Convertible Preferred Stock shall be entitled to participate pro rata in any distribution in respect of the Common Stock, as if the holders of Series D Convertible Preferred Stock had acquired on the Issue Date (and held at all relevant times) all of the shares of Common Stock issuable upon exercise of the Warrants; provided, however, that subsequent to the exercise of some or all of the Warrants attached to a share of Series D Convertible Preferred Stock, such rights will decrease in direct proportion to the increase in such holder of Series D Convertible Preferred Stock's right to pro rata participation in distributions in respect of the Common Stock as a result of such exercise.

6. VOTING RIGHTS. In addition to any other rights provided by law, each share of Series D Convertible Preferred Stock shall have the voting rights set forth in this Section 6.

        a. Except as to matters provided for in Section 6.b. below, each holder of Series D Convertible Preferred Stock shall have the right to that number of votes equal to the number of shares of Common Stock issuable upon the conversion of the Series D Convertible Preferred Stock and the holders of the Series D Convertible Preferred Stock shall vote together with the holders of the Common Stock as a single class.

        b. For so long as at least 51% of the number of shares of Series D Convertible Preferred Stock outstanding on the Issue Date shall remain outstanding, the affirmative vote or consent (which shall not be unreasonably withheld) of the holders of at least 51% of the then outstanding number of shares of Series D Convertible Preferred Stock, voting separately as a class, will be required for: (i) the voluntary liquidation, dissolution or winding up of the Corporation, and for any transaction (or agreement providing therefor) which could be deemed to be a liquidation or winding up for purposes of Section 5 above (except for a Permitted Transaction, as defined below); (ii) any issuance by the Corporation of securities (other than Series D Convertible Preferred Stock) which are senior to or on a parity with the Series D Convertible Preferred Stock as to dividend rights, rights upon liquidation or in any other material respect; (iii) the declaration or payment of a cash dividend on the Common Stock or any Junior Stock; and (iv) any amendment of the Corporation's Certificate of Incorporation or by-laws which would (a) amend or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series D Convertible Preferred Stock, (b)
authorize,  create  or issue  shares of any  class of stock  having  preferences senior to or on a parity with the Series D Convertible Preferred Stock as to dividend rights, rights upon liquidation or in any other material respect, (c) reclassify any outstanding shares into shares having preferences senior to or on a parity with the Series D Convertible Preferred Stock as to dividend rights, rights upon liquidation or in any other material respect, or (d) adversely affect the rights of the Series D Convertible Preferred Stock. The term "Permitted Transaction" shall mean a consolidation, merger, asset sale, recapitalization or similar transaction (x) which is consummated prior to the third anniversary of the first Issue Date and (y) in which, upon such consummation, the holders of Series D Convertible Preferred Stock receive consideration for each share of Series D Convertible Preferred Stock at least equal to $7.64 per share. For the purpose of determining if a Permitted Transaction has occurred, non-cash consideration shall only be deemed to have been received by the holders of Series D Convertible Preferred Stock if it consists of marketable securities, not subject to any transfer restrictions, of a class which is actively traded on a national securities exchange or the Nasdaq Stock Market and such securities shall be valued at their fair market value as determined by an investment banking or valuation firm designated by the holders of a majority of the outstanding shares of Series D Convertible Preferred Stock and reasonably acceptable to the Corporation.

7.      OPTIONAL CORPORATION REDEMPTION.

        a. The Corporation shall have the right to redeem the outstanding shares of Series D Convertible Preferred Stock in whole but not in part at any time after the third anniversary of the Issue Date, and on or prior to the third anniversary of the Issue Date (i) upon the closing of a Qualified Offering, or
(ii) if the average of the Closing Bid Price of the Common  Stock for any twenty
(20) trading days during any thirty (30) trading days ending within five (5) trading days prior to the date the Corporate Redemption Notice (as defined below) is given pursuant to Section 7.b. is at least equal to $5.75, subject in either case to the right of any holder of shares of Series D Convertible Preferred Stock in receipt of such Corporate Redemption Notice to elect instead to convert his, her or its (as the case may be) shares of such stock into Common Stock pursuant to the provisions of Section 10 hereof.

        b. Written notice of redemption (a "Corporate Redemption Notice") shall be given by the Corporation to the holders of Series D Convertible Preferred Stock by certified or registered mail, and shall designate a redemption closing date not less than twenty (20) days or more than within thirty (30) days from the date of the notice.

        c. The redemption price for each share of Series D Convertible Preferred Stock shall be (i) the greater of the Initial Purchase Price and the fair market value of each such share (determined by an investment banking or valuation firm designated by the holders of a majority of the outstanding shares of Series D Convertible Preferred Stock and reasonably acceptable to the Corporation), plus
(ii) unless the redemption is completed contemporaneously (in which event, no unpaid, accrued Preferred Dividend shall be paid) with the closing of a Qualified Offering prior to the first anniversary of the first Issue Date, all unpaid Preferred Dividends accrued through the day immediately preceding the redemption closing date.

        d. The redemption price shall be paid in cash in full on the redemption closing date.

8.      OPTIONAL HOLDER REDEMPTION.

        a. Beginning in the sixth year after the Issue Date, and for each of the next three years thereafter, the holders of the Series D Convertible Preferred Stock (the "Redeeming Holders") will have the cumulative right (the "Holder
Redemption Right") to require the Corporation to redeem annually up to one fourth of the Series D Convertible Preferred Stock issued by the Corporation to each such holder (the "Annual Redemption Amount"). The failure of the Redeeming Holders to exercise the Holder Redemption Right to the full extent of the Annual Redemption Amount in any year during which such right is extant shall not preclude the Redeeming Holders from so doing in any subsequent year. Such Holder Redemption Right shall be exercisable only if and to the extent that such redemption would cause the Series D Convertible Preferred Stock not to be treated as equity for accounting purposes (in which event the Corporation shall use its best efforts to provide comparable protection for the Redeeming Holders).

        b. Written notice (the "Holder Redemption Notice") of the Redeeming Holders' exercise of such redemption right shall be given to the Corporation by the Redeeming Holders in person, by recognized overnight courier, or by certified or registered mail, which Holder Redemption Notice shall designate a redemption closing date (the "Redemption Closing Date") not less than five (5) days or more than within ten (10) days from the date of the Holder Redemption Notice. If, at any time, the Redeeming Holders desire to redeem shares of Series D Convertible Preferred Stock in excess of the Annual Redemption Amount, the Corporation shall redeem the Annual Redemption Amount of shares ratably in proportion to the respective number of shares of Series D Convertible Preferred Stock then held by each Investor.

        c. The redemption price (the "Holder Redemption Price") for each share of Series D Convertible Preferred Stock redeemed pursuant to this Section 8 shall be the Initial Purchase Price plus all unpaid Preferred Dividends accrued through the day immediately preceding the Redemption Closing Date.

        d. No fractional shares of Common Stock shall be issued upon exercise of the Holder Redemption Right. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of the Holder Redemption Right, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price of a share of Common Stock (as reasonably determined by the Board of Directors) multiplied by such fractional interest.

9. REACQUIRED SHARES. Any shares of Series D Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of the Series D Convertible Preferred Stock shall, upon their cancellation, and upon the filing of an appropriate certificate with the Secretary of the State of Delaware, become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board.

10.     CONVERSION.

        a. CONVERSION AT OPTION OF HOLDER. The holders of the Series D Convertible Preferred Stock may convert at any time, including upon the receipt of a Corporate Redemption Notice, any or all of their shares of Series D Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock and such other securities and property as herein after provided. Each share of Series D Convertible Preferred Stock may be converted at the office of the Corporation or at such other additional office or offices, if any, as the Board of Directors may designate, into a number of fully paid and nonassessable shares of Common Stock equal to the Initial Purchase Price divided by the Conversion Price (as defined below), subject to the provisions of Section 10.c. herein.

        b. AUTOMATIC CONVERSION. The Series D Convertible Preferred Stock shall be automatically converted into Common Stock, at the then applicable Conversion Price, in the event of a Qualified Offering.

        c. OTHER PROVISIONS. (1) Notwithstanding anything to the contrary in this Section 10.c., no change in the Conversion Price shall be made that would result in the price at which a share of Series D Convertible Preferred Stock is converted being less than the par value of the Common Stock into which shares of Series D Convertible Preferred Stock are at the time convertible.

        (2) (A) The right of the holders of Series D Convertible Preferred Stock to convert their shares shall be exercised by delivering (which may be done by telephone line facsimile transmission) a conversion notice to the Corporation (a "Conversion Notice"), along with the original certificate representing such holder's shares of Series D Convertible Preferred Stock. In the event that, in accordance with the provisions of Section 7 hereof, a holder of Series D Convertible Preferred Stock elects to convert his, her or its (as the case may be) shares of such stock subsequent to the receipt of a Corporate Redemption Notice, a Conversion Notice must be delivered to the Corporation within ten (10) days of such holder's receipt of such Corporate Redemption Notice.

            (B) The Corporation shall pay any transfer tax arising in connection with any conversion of shares of Series D Convertible Preferred Stock except that the Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock in a name other than that of the holder of the shares of the Series D Convertible Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or person requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The number of shares of Common Stock to be issued upon each conversion of shares of Series D Convertible Preferred Stock shall be the number set forth in the applicable Conversion Notice, which number shall be conclusive absent manifest error. The Corporation shall notify a holder who has given a Conversion Notice of any claim of manifest error within three (3) business days after such holder gives such Conversion Notice. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Corporation notifies a holder of shares of Series D Convertible Preferred Stock being convened within three (3) business days after a Conversion Notice has been given (which notice shall specify all defects in the Conversion Notice).

        (3) The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series D Convertible Preferred Stock outstanding upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of the next succeeding paragraph. If the Corporation shall issue any securities or make any change in its capital structure that would change the number of shares of Common Stock into which each share of the Series D Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series D Convertible Preferred Stock on the new basis. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of the outstanding shares of Series D Convertible Preferred Stock, the Corporation promptly shall seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        (4) In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly owned subsidiary of the Corporation) in which the Corporation is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series D Convertible Preferred Stock then outstanding shall have the right thereafter to convert such shares of Series D Convertible Preferred Stock into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of shares of Common Stock into which such shares of Series D Convertible Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer, or share exchange and on a basis that preserves the economic benefits of the conversion rights of the holders of shares of Series D Convertible Preferred Stock on a basis as nearly as practical as such rights exist hereunder prior thereto. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive securities, cash, or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series D Convertible Preferred Stock the right to elect the securities, cash, or other assets into which the Series D Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

        (5) If a holder shall have given a Conversion Notice for shares of Series D Convertible Preferred Stock, the Corporation shall issue and deliver to such person certificates for the Common Stock within ten (10) business days after such Conversion Notice is given and the person converting shall be deemed to be the holder of record of the Common Stock and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash, or other assets as herein provided. If a holder is converting less than the total number of shares of Series D Convertible Preferred Stock then owned by such holder and represented by a certificate, the Corporation shall issue and deliver to such person a certificate representing such person's remaining shares of Series D Convertible Preferred Stock represented by the original certificate subsequent to such conversion.

        (6) No fractional shares of Common Stock shall be issued upon conversion of Series D Convertible Preferred Stock but, in lieu of any fractional share of Common Stock that would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation at its option (a) may pay in cash an amount equal to the product of
(i) the Closing Bid Price of a share of Common Stock on the trading day immediately preceding the Conversion Date and (ii) such fraction of a share or
(b) may issue an additional share of Common Stock.

        (7) The Conversion Price initially shall be the Initial Purchase Price, and shall be subject to adjustment from time to time as follows:

            (A) If the Corporation: (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock; (ii) subdivides its outstanding shares of Common Stock into a greater number of shares; or (iii) combines its outstanding shares of Common Stock into a smaller number of shares; then the Conversion Price in effect immediately prior to such action shall be proportionately adjusted by multiplying the then Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Conversion Price in effect, so that the holder of a share of Series D Convertible Preferred Stock thereafter converted may receive the aggregate number of shares of Common Stock of the Corporation that such holder would have owned immediately following such action if such shares of Series D Convertible Preferred Stock had been converted immediately prior to such action.

            (B) If the Corporation issues any shares of Common Stock or securities convertible into or exercisable for Common Stock, other than Excluded Stock, at a purchase price less than the Initial Purchase Price, the Conversion Price shall be reduced upon such issuance to such lesser price, and the number of shares of Common Stock issuable upon conversion of the Series D Convertible Preferred Stock shall increase accordingly. For the purposes of the preceding sentence, "Excluded Stock" shall mean any shares of Common Stock or options or other rights convertible or exercisable for Common Stock issued by the
Corporation: (i) upon the exercise of any of the warrants (ii) to employees, officers, directors, consultants, customers and vendors to the Corporation pursuant to any arrangement approved by the Board of Directors of the
Corporation, (iii) upon conversion of Series B Convertible Preferred Stock in accordance with the terms set forth in the Certificate of Designations relating thereto, (iv) upon conversion of Series D Convertible Preferred Stock, (v) upon exercise of the Warrants issued in connection with the issuance to the Corporation's Series C Preferred Stock, (vi) pursuant to the acquisition of another business entity by the Corporation by merger, purchase of substantially all of the assets or shares, or other reorganization whereby the Corporation or its stockholders own not less than a majority of the voting power of the surviving or successor corporation, (vii) to any bank or affiliate thereof, equipment lessor, real property lessor, collaborative partner, business counterpart, licensor, vendor or other similar entity in a transaction not primarily for capital-raising purposes, and (viii) to any Strategic Investor. For purposes hereof, "Strategic Investor" shall mean any person (including any natural person, company, limited partnership, general partnership, joint stock company, joint venture, association, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof) who has significant operations in the Corporation's industry and is making an investment in the Corporation's securities for strategic, rather than exclusively financial, purposes.

            (C) Notwithstanding anything to the contrary herein, in no event shall the Conversion Price be reduced to an amount such that the number of shares of Common Stock thereafter issuable upon conversion of the Series D Convertible Preferred Stock, together with the number of shares of Common Stock issued or issuable upon the exercise of the Warrants would be equal to or greater than 20% of the outstanding number of shares of Common Stock as of the Issue Date, unless the Nasdaq marketplace rules then in effect (i) would permit such an issuance in excess of 20% of the outstanding number of shares of Common Stock as of the Issue Date to occur, or (ii) would permit such an issuance in excess of 20% of the outstanding number of shares of Common Stock as of the Issue Date to occur upon receipt of the approval of the Corporation's stockholders, and such approval is obtained.

            (D) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective dare in the case of a subdivision or combination.

            (E) Such adjustment shall be made successively whenever any event listed above shall occur.

        (8) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall send to each holder and each transfer agent, if any, for the Series D Convertible Preferred Stock and the Common Stock, a statement signed by the Chairman of the Board, the President, or any Vice President of the Corporation stating the adjusted Conversion Price determined as provided in this
Section 10, and any adjustment so evidenced, given in good faith, shall be binding upon all stockholders and upon the Corporation. Whenever the Conversion Price is adjusted, the Corporation will give notice by mail to the holders of record of Series D Convertible Preferred Stock, which notice shall be made within fifteen (15) days after the effective date of such adjustment and shall state the adjustment and the adjusted Conversion Price. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

11. NO SINKING FUND. The shares of Series D Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.